Exhibit 99.2

LOAN PARTICIPATION AGREEMENT
This Loan Participation Agreement (the “Agreement”), by and between Wells Fargo Bank, N.A. (the “Company”) and Wells Fargo Real Estate Investment Corporation, (the “Investor”) is made and entered into this ___ day of ______________, _____.
WHEREAS, the Company originates mortgage loans both for investment and for resale on the secondary mortgage market;
WHEREAS, the Investor desires to purchase 100% undivided participation interests in mortgage loans as an investment;
NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01Definitions

Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:
APPRAISED VALUE: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.
BREACH REMEDY: The following remedies that are available to the Company with respect to a breach of a Representation and Warranty contained in Section 3.02 of this Agreement: (i) repurchase the affected Participation from the Investor at the Company Repurchase Price, or (ii) provide a written indemnification to the Investor for any future loss realized on the Mortgage Loan, or (iii) with respect to any Liquidated Mortgage Loan, making a Make Whole Payment to the Investor.

BUYDOWN AGREEMENT: An agreement between the Servicer and a Mortgagor, or an agreement among the Servicer, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Buydown Mortgage Loan which provides for the application of Buydown Funds.

BUYDOWN FUNDS: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Servicer or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor’s funds in the early years of a Buydown Mortgage Loan.

BUYDOWN MORTGAGE LOAN: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full Monthly Payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.
CLOSING DATE: ______________, or as otherwise mutually agreed upon by the parties.
COMPANY REPURCHASE PRICE: With respect to any Participation Interest, (i) the unpaid principal balance of such Participation Interest as of the date of repurchase or transfer, as applicable, plus, (ii) interest on the outstanding principal balance of the related Mortgage Loan accrued at the Mortgage Interest Rate from the date to which interest has last been paid and distributed to the Investor to the date of repurchase or transfer, as applicable, less the Servicing Fee applicable to such Mortgage Loan for such period.
COOPERATIVE: The entity that holds title (either fee or an acceptable leasehold estate) to the related Cooperative Project.
COOPERATIVE APARTMENT: The specific dwelling unit relating to a Cooperative Loan.
COOPERATIVE LOAN: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment.
COOPERATIVE PROJECT: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative including without limitation the land, separate dwelling units and all common elements.
COOPERATIVE SHARES: The shares of stock issued by a Cooperative, owned by the related Mortgagor, and allocated to a Cooperative Apartment.
CUSTODIAN: A Person who is at any time appointed as a custodian of all or a portion of the Mortgage Loan Documents.
FHLMC or Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.
FNMA or Fannie Mae: The Federal National Mortgage Association or any successor thereto.
GNMA: Government National Mortgage Association or any successor thereto.
INSURANCE PROCEEDS: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including proceeds from any lender paid mortgage insurance policy, if applicable.
INVESTOR REPURCHASE PRICE: With respect to any Participation Interest to be repurchased by the Investor pursuant to Section 6.01 in connection with the Company’s repurchase of the related Mortgage Loan from a third party, (i) the related Pass-Through Amount less the amount of any principal payments received by such third party on the related Mortgage Loan, plus, (ii) interest on the outstanding principal balance of the related Mortgage Loan accrued at the Mortgage Interest Rate from the date to which interest has last been paid to the date of repurchase by the Investor.
LIQUIDATED MORTGAGE LOAN: a defaulted Mortgage Loan, (including REO Property) for which the Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received. A Liquidated Mortgage Loan shall not include a Mortgage Loan that has prepaid in full.
LIQUIDATION PROCEEDS: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.
MAKE WHOLE PAYMENT: With respect to any Liquidated Mortgage Loan, the excess of (a) the Company Repurchase Price that would have been applicable to such Mortgage Loan had such Mortgage Loan not been liquidated at such time over (b) the sum of the Liquidation Proceeds, Insurance Proceeds and any subsequent recoveries received in respect of such Mortgage Loan.
MONTHLY PAYMENT: The scheduled monthly payment of principal and interest according to the Mortgage Note.
MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property or a junior lien securing the Mortgage Note or the pledge agreement securing the Mortgage Note for a cooperative loan.
MORTGAGE INTEREST RATE: The annual rate at which interest accrues on a Mortgage Note from time to time, in accordance with the provisions of the Mortgage Note, after giving effect to any applicable Relief Act Reduction.
MORTGAGE LOAN: A mortgage loan with respect to which a Participation Interest has been purchased from the Company by the Investor pursuant to Section 4.01 .
MORTGAGE LOAN DOCUMENTS: With respect to a Mortgage Loan, all documents listed on Exhibit A attached hereto, which shall be delivered to the Custodian.

MORTGAGE LOAN FILE: With respect to each Mortgage Loan, an imaged file or a physical file which contains copies or images of the Mortgage Loan Documents identified in Exhibit A, as well as any other documents that come into the Servicer’s possession with respect to such Mortgage Loan. The Mortgage Loan File is retained by the Servicer for the benefit of the Investor and not delivered to the Custodian.
MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans subject to this agreement, attached hereto as Schedule I, which shall include a listing of related Mortgage Loans, the unpaid principal balance of each and the total unpaid principal balance of all Mortgage Loans.

MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage and riders thereto.
MORTGAGED PROPERTY: The real property securing repayment of the debt evidenced by a Mortgage Note, or with respect to a Cooperative Loan, the Cooperative Apartment.
MORTGAGOR: The obligor on a Mortgage Note.
PARTICIPATION CERTIFICATE: A certificate representing all of the Company’s right, title, and interest to and in the Participation Interests.
PARTICIPATION INTEREST: A 100% undivided ownership interest in a Mortgage Loan owned by the Company that is identified on the Mortgage Loan Schedule, including, without limitation, all rights, benefits, obligations and proceeds arising therefrom or in connection therewith, including any Liquidation Proceeds and Insurance Proceeds.
PASS-THROUGH AMOUNT: As defined in Section 6.01.
PERSON: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.
PROPRIETARY LEASE: With respect to a Cooperative Loan, a lease on a Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.
PURCHASE PRICE: With respect to each Participation Interest purchased by the Investor pursuant to Section 4.01, the amount agreed by the parties to be the fair value of such Participation Interest on the Closing Date.
Relief Act Reduction: With respect to any Mortgage Loan as to which there has be a reduction in the amount of interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or similar state or local law, any amount by which interest collectible on such Mortgage Loan for the due date in the related collection period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

REO PROPERTY: A Mortgaged Property acquired by the Servicer on behalf of the Investor through foreclosure or by deed in lieu of foreclosure.

SERVICER: Wells Fargo Bank, N.A., in its capacity as servicer hereunder, or its successor servicer in interest or any successor under this Agreement appointed as herein provided.
SERVICING AGREEMENT: The Servicing Agreement dated, as of _________, as may be amended from time to time, between Wells Fargo Bank, N.A., as “Servicer” and Investor.
SERVICING FEE: The monthly fee payable by the Investor to the Servicer, as set forth in the Servicing Agreement.

SERVICING RIGHTS VALUE: The market value of the servicing rights at the time of any sale to a third party of the related Mortgage Loans on a servicing released basis, as reflected on the books and records of the Servicer determined in accordance with GAAP.
SUNSET DATE:  The date occurring thirty-six (36) months after the Closing Date; provided, however, such date with respect to a particular Mortgage Loan shall be extended automatically once for an additional thirty (36) months with respect to such Mortgage Loan if (i) the Mortgage Loan has experienced more than two thirty (30)-day delinquencies or one sixty (60)-day delinquency (in each case calculated by the methodology used by the Mortgage Bankers Association) during the first thirty-six (36) months following the Closing Date.

ARTICLE II

POSSESSION OF MORTGAGE LOAN FILES
BOOKS AND RECORDS

Section 2.01Possession of Mortgage Loan Documents and Mortgage Loan Files

Each Mortgage Loan File will be available or shall be delivered to the Investor in accordance with the Servicing Agreement. The contents of each Mortgage Loan File not delivered to the Investor for whatever reason are and shall be held in trust by the Servicer for the benefit of the Investor as the owner thereof and the Servicer’s possession of the contents of each Mortgage Loan File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. Upon the purchase of each Participation Interest by the Investor a 100% undivided beneficial ownership interest in the Mortgage Loan Documents and the contents of the Mortgage Loan File with respect to the related Mortgage Loan shall be vested in the Investor. Any Mortgage Loan Documents which come into the possession of the Servicer and are not immediately required to initiate or pursue legal proceedings, shall be promptly delivered to the Custodian to be held for the benefit of the Investor as owner thereof.

Section 2.02    Books and Records

Record title to the related Mortgage and the related Mortgage Note shall be retained by the Servicer, in trust, for the sole purpose of facilitating the servicing and the supervision of the servicing of the related Mortgage Loan. All rights arising out of the related Mortgage Loan, including, but not limited to, all funds received on or in connection with the related Mortgage Loan, shall be received and held by the Servicer in trust for the benefit of the Investor and the Servicer and shall not, in its capacity as mortgagee of record, take any action not expressly permitted under this Agreement, the Servicing Agreement, or provisions of any other agreements concerning the servicing of Mortgage Loans, that would impair the rights of the Investor.
The sale of each Participation Interest to the Investor shall be reflected on the Company’s balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the Investor’s ownership of a Participation Interest in such Mortgage Loan.
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
REPURCHASE OF MORTGAGE LOANS

Section 3.01Company Representations and Warranties.

The Company represents and warrants to, and covenants with, the Investor that as of each Closing Date:

a)
Due Organization. The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and is qualified to transact business in and is in good standing under the laws of each state in which a Mortgaged Property is located, or is otherwise not required under applicable law to effect such qualification and, in any event, the Company is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

b)
Due Authority. The Company has the full corporate power and authority to hold each Mortgage Loan, to sell a Participation Interest in each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms subject to laws limiting creditor’s rights generally;

c)
Binding Obligation. All documents or instruments pertaining to the sale by the Company to Investor of its Participation Interest in the Mortgage Loans are properly authorized, executed and valid and binding on the Company;

d)
No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of Participation Interests to the Investor, the consummation of any other of the transactions herein contemplated, nor the fulfillment of or compliance with the terms of this Agreement, will result in the material breach of any term or provision of the articles of association or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Company or its parent or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or its parent or any of its subsidiaries. None of the Company, its parent or any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under this Agreement, or (ii) the business, operations, financial condition, properties or assets of the Company;

e)	Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

f)
No Litigation Pending. There is no litigation pending or, to the Company’s knowledge, threatened, which, if determined adversely to the Company, would adversely affect the execution, delivery or enforceability of this Agreement, or which would have a material adverse effect on the financial condition of the Company;

g)
No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement, the sale of any Participation Interest in a Mortgage Loan or the consummation of the transactions contemplated by this Agreement;

h)
Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Participation Interests by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction; and

i)
Sale Treatment. The Company has determined that the sale of the Participation Interests in the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

Section 3.02        Representations and Warranties Regarding Individual Mortgage Loans.

With respect to each Mortgage Loan, the Company hereby represents and warrants to the Investor as of the Closing Date, or such other date specified below:

a)
Mortgage Loan Schedule/System of Record Data. The information set forth on the related mortgage loan schedule or the data contained in Servicer’s system of record referenced on Exhibit B hereto, correctly and accurately reflects the terms of the Mortgage Loan;

b)
Occupancy of the Mortgaged Property. With respect to each Mortgage Loan, the originator gave due consideration at the time of origination to factors, which need not be documented, which may include but are not limited to, other real estate owned by the Mortgagor, commuting distance to work and appraiser comments and notes, to evaluate whether the occupancy status of the property as represented by the Mortgagor was reasonable. For the avoidance of doubt, this representation is not a representation as to the actual occupancy status of any Mortgaged Property;

c)
Validity of Mortgage Documents. (a) With respect to each Mortgage Loan, the Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and (b) to the best of the Company’s knowledge, based solely on a review of information available to the originator at the time of origination and contained in the related credit file, all parties to each Mortgage Note and the Mortgage had legal capacity to execute such Mortgage Note and such Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

d)
Valid Lien. Each Mortgage is a valid, subsisting and enforceable first lien or junior lien on the property described therein, subject only to: (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (iii) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of cleanup of hazardous substances or hazardous wastes or for other environmental protection purposes and (iv) such other matters to which like properties are commonly subject that do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes a valid and subsisting first lien or junior lien on the property described therein. Notwithstanding the foregoing, the Company makes no representation or warranty as to the extent or absence of homeowners’ association fees or similar charges that may encumber, any Mortgaged Property;

e)
Full Disbursement of Proceeds. (a) The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds have been complied with (except for (i) escrow funds for exterior items which could not be completed due to weather, (ii) de minimis cosmetic or other repairs that do not affect the safety, soundness or structural integrity of the property or adversely affect the appraised value of the property and could not be completed prior to such Mortgage Loan’s closing date, and (iii) escrow funds for the completion of swimming pools); and (b) all costs, fees and expenses incurred in making, closing or recording each Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

f)
Origination/Doing Business. With respect to each Mortgage Loan, the originator and, to the best of the Company’s knowledge, all other parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, except to the extent that failure of any such party to be so licensed would not give rise to any claim;

g)
Mortgage Recorded. Each Mortgage was recorded, or if submitted for recordation will be recorded, and with respect to each Mortgage (other than with respect to a MERS Mortgage Loan) all subsequent assignments of the Mortgage have been recorded or are in recordable form and are acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. With respect to each MERS Mortgage Loan other than a MOM Loan, the related Assignment of Mortgage to MERS has been, or is in the process of being, duly and properly recorded;

h)
Source of Mortgagor Payments. With respect to each Mortgage Loan, no portion of the loan proceeds has been escrowed for the purpose of making monthly payments on behalf of the Mortgagor, and to the best of the Company’s knowledge, no payments due and payable under the terms of the Mortgage Note and Mortgage or deed of trust, except for seller or builder concessions or amounts paid or escrowed for payment by the Mortgagor’s employer, have been paid by any person (other than a guarantor) who was involved in or benefited from the sale of the Mortgaged Property or the origination, refinancing, sale or servicing of the Mortgage Loan;

i)
Location of Improvements; No Encroachments. (a) To the best of the Company’s knowledge, all the improvements included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach on the Mortgaged Property that are not insured against under the related title insurance policy; and (b) to the best of the Company’s knowledge, each Mortgaged Property and all improvements thereon comply with the requirements of any applicable zoning and subdivision laws and ordinances in effect on the Closing Date;

j)
No Violation of Environmental Laws. To the best of the Company’s knowledge, at the time of origination, the related Mortgaged Property was in material compliance with all applicable environmental laws pertaining to environmental hazards;

k)
The Mortgagor. With respect to each Mortgage Loan, each Mortgagor is a natural person or other acceptable form (e.g. land trust), and to the best of the Company’s knowledge, at the time of origination the Mortgagor was legally entitled to reside in the United States;,

l)
Due on Sale. Each Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event that the related Mortgaged Property is sold or transferred without the prior written consent of the mortgagee;

m)	Cooperative Loans. With respect to each Cooperative Loan:

i.
the related Mortgage is a valid, enforceable and subsisting first priority security interest on the related Cooperative Shares securing the related cooperative note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the security agreement. There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), that have priority over the Mortgage Loan Seller’s security interest in such Cooperative Shares;

ii.
the related cooperative that owns title to the related Cooperative apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

iii.	there is no prohibition against pledging the shares of the Cooperative or assigning the Proprietary Lease.

n)	Ground Lease/Leasehold Interest. With respect to any Mortgage Loan secured by a long-term residential lease as of the origination date:

i.
the terms of the lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection;

ii.
the terms of the lease do not (i) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (ii) prohibit the holder of the Mortgage from being insured under the hazard insurance policy on the Mortgaged Property;

iii.
unless a variance was made in accordance with the underwriting guidelines exceptions policy, the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and

iv.	the Mortgaged Property is in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice.

o)
Satisfaction of Mortgage. The Mortgage Loan has not been satisfied, canceled or subordinated in whole or in part and the Mortgaged Property collateralizing the Mortgage Loan has not been released in whole or in part from the lien of the related Mortgage.

p)
Mortgaged Property. The property subject to the related Mortgage is a 1-to-4 family residence, townhome, or condominium unit. Except with respect to Cooperative Loans and Mortgage Loans secured by residential long-term leases, each Mortgaged Property consists of a fee-simple estate in real property;

q)
Ownership. The Company has good and marketable title to the related Mortgage Note and the related Mortgage, and the Company is the sole beneficial owner thereof and has full right to transfer and sell a Participation Interest in such Mortgage Loan to the Investor free and clear of any pledge, lien, encumbrance or security interest;

r)
No Monetary Defaults. (a) With respect to each Mortgage Loan, to the best of the Company’s knowledge, there is no monetary default, monetary breach, monetary violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default (other than a payment delinquency of less than 30 days as calculated under Mortgage Bankers Association delinquency methodology), monetary breach, monetary violation or event of acceleration; (b) with respect to each Mortgage Loan, the Servicer has not waived any default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note; and (c) with respect to each Mortgage Loan, no foreclosure action has been commenced with respect to such Mortgage Loan and, to the best of the Company’s knowledge, is currently threatened;

s)
No Outstanding Charges. There are no delinquent taxes and, to the best of Company’s knowledge, there are no delinquent ground rents, water charges, sewer rents, assessments, municipal charges or other outstanding charges affecting the lien of the related Mortgage;

t)
No Defenses. Except, in the case of a Buydown Mortgage Loan, to the extent that the related Buydown Agreement forgives the indebtedness of the related Mortgagor(s), no Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage or the exercise of any right thereunder render the Mortgage Note or Mortgage unenforceable in whole or in part or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, to the best of the Company’s knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

u)
No Mechanics’ Liens. With respect to each Mortgage Loan, there are no mechanics’ or similar liens or claims filed for work, labor or materials affecting the related Mortgaged Property which are, or may be, liens senior to, the lien of the related Mortgage that are not insured against under the related title insurance policy;

v)	Mortgaged Property Undamaged. To the best of the Company’s knowledge, the related Mortgaged Property is free of damage and waste which would materially and adversely affect the value of the Mortgaged

Property as security for the Mortgage Loan or the use for which the premises were intended and, to the best of the Company’s knowledge, there is no proceeding pending for the total or partial condemnation thereof;

w)
Compliance with Applicable Laws. (a) As of the date on the Mortgage Note and, if subsequently modified the effective date of the modification, each Mortgage Loan complied with all then-applicable law including federal, state and local laws, rules and regulations including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, high-cost, ability-to-repay, anti-predatory or abusive lending laws, or such noncompliance was cured, as permitted by and in compliance with applicable law; and (b) the servicing of each Mortgage Loan prior to the Closing Date complied with all then-applicable law including federal, state and local laws, rules and regulations;

x)
Customary Provisions. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor as of the date of origination that would interfere with the right of foreclosure;

y)
Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the related Mortgage, and no fees or expenses are or will become payable by the Investor to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor(s);

z)
Original Terms Unmodified. The terms of the related Mortgage Note and the related Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released in whole or in part, except in connection with an assumption agreement approved by the primary mortgage guaranty insurer, if any, and which assumption agreement is part of the related Mortgage Loan File;

aa)
Title Insurance. Except with respect to any Cooperative Loan, each Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first or junior lien priority, as applicable, of the Mortgage in the original principal balance of the Mortgage Loan. Each mortgagee title insurance policy is in full force and effect and no claims have been made under any mortgagee title insurance policy;

bb)
Hazard Insurance and Flood Insurance. The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to the Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of and in an amount required by the Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inures to the benefit of the Company. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project.

If the required insurable improvements on the Mortgaged Property, as defined by Fannie Mae or Freddie Mac guidelines and applicable law, are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, flood insurance is in effect issued by a generally acceptable insurance carrier, in an amount required by the Fannie Mae or Freddie Mac guidelines, applicable law and the National Flood Insurance Program.
All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid;

cc)
No Impairment of Insurance Coverage. With respect to any insurance policy, including, but not limited to, hazard or title insurance covering a Mortgage Loan and the related Mortgaged Property, the Servicer has not engaged in and to the best of the Company’s knowledge, no Mortgagor has engaged in any act or omission that would impair the coverage of any such policy, the benefits of the endorsement or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

dd)	Mortgage Loan File. The Servicer is in possession of a complete Mortgage Loan File for such Mortgage Loan in compliance with Exhibit A;

ee)
Eligibility/Underwriting. Unless otherwise agreed between the parties pursuant to mutually established eligibility criteria, (i) in the case of a Mortgage Loan held for sale by the Company, as of the Closing Date such Mortgage Loan is eligible for sale to FNMA, FHLMC, a Federal Home Loan Bank, a designated private secondary market investor, an affiliate, or as collateral for the issuance of a GNMA or other mortgage-backed security or (ii) in the case of a Mortgage Loan held for investment by the Company, as of the origination date of such Mortgage Loan, it was underwritten in substantial conformance with the underwriting guidelines of the Company; and

ff)
No Fraud. No fraud, material misrepresentation, material omission or gross negligence has taken place in connection with the origination of the Mortgage Loan on the part of the Company, or to the best of the Company’s knowledge, based solely on a review of information available to the Company at the time of origination and contained in the related credit file or Mortgage Loan File, on the part of the Mortgagor, any broker or correspondent, any appraiser, escrow agent, closing attorney or title company, builder or developer involved in the origination of the Mortgage Loan that would impair in any way the rights of the Investor in the Mortgage Loan or Mortgaged Property.

Section 3.03        Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in this Article III shall survive the sale and delivery of each Participation Interest to the Investor, subject to the Sunset Date. Upon discovery by the Investor of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests of the Investor (a “Material Breach”), the Investor shall give prompt written notice to the Company.
Upon receipt of notice of a Material Breach of a representation or warranty set forth in Section 3.01, the Company shall cure such Material Breach within ninety (90) days and if such Material Breach is not cured within the ninety (90) day period, all Participation Interests then owned by the Investor shall be repurchased by the Company at the Company Repurchase Price.
Within ninety (90) days of its receipt of notice of a Material Breach of a representation or warranty contained in Section 3.02, the Company shall cure such Material Breach in all material aspects or shall provide a Breach Remedy, the option of which shall be in the Company’s sole discretion, to the Investor with respect to each affected Mortgage Loan. If the Company wishes to refute the Material Breach, the Company must provide additional information or documentation within sixty (60) days of receipt of the notice. The Investor will have fifteen (15) days to consider such information and respond back to the Company.

In addition to such cure or Breach Remedy obligations, the Company shall indemnify the Investor and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from a Material Breach of the Company’s representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or provide a Breach Remedy for the related Participation Interest and to indemnify the Investor as provided in this Section 3.03 constitute the sole remedies of the Investor respecting a Material Breach of the foregoing representations and warranties.
Any cause of action against the Company relating from or arising out of the Material Breach of any representations and warranties made in this Agreement shall accrue as to any Participation Interest upon (i) receipt of notice of such Material Breach by the Company, (ii) failure by the Company to cure such Material Breach or provide a Breach Remedy as specified above, and (iii) demand upon the Company by the Investor for all amounts payable in respect of such Participation Interest.
Notwithstanding any provisions of this Section 3.03, the Company shall have no duty to discover any Material Breach.
Section 3.04        Survival of Representations and Warranties.

All of the representations and warranties of the Company contained in this Article III shall survive the Closing Date and shall continue in full force and effect until the Sunset Date. The Breach Remedies available to the Investor with respect to a Participation Interest related to a Mortgage Loan set forth in Section 3.03 shall terminate as of the Sunset Date.
ARTICLE IV

THE PARTICIPATION

Section 4.01	The Participation

The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, and convey the Participation Interests to the Investor. The Company will make available to the Investor copies of all material documents pertinent to the related Mortgage Loan, including all notes, financing statements, security agreements, mortgages, assignments, certificates, powers, filings, agreement and all other writings executed or to be executed in connection with such mortgage loan. Upon the sale of each Participation Interest the Company will retain legal title of record to the related Mortgage Loan in trust for the Investor.
On the Closing Date the Investor shall pay to the Company an amount equal to the Purchase Price for the Participation Interests, whereupon the Company shall automatically be deemed to have transferred such Participation Interests to the Investor. On the Closing Date, the Company shall cause the Servicer to reflect on its system of record the Investor as the owner of a 100% Participation Interest in the related Mortgage Loan. The Company shall also deliver to the Investor, on the Closing Date, a Mortgage Loan Schedule and the Participation Certificate. The sale of a Participation Interest hereunder is expressly intended by both the Company and the Investor to be the Company’s true, absolute, and unconditional sale to the Investor of such Participation Interest and not the Company’s pledge thereof to secure a debt or other obligation owed to the Investor.
The Investor shall share any loss incurred on any Mortgage Loan or any third party expenses, and any subsequent recoveries of such losses or third party expenses, in accordance with its Participation Interest percentage.
So long as the Investor continues to own a Participation Interest, the Company shall continue to make available to the Investor all Mortgage Loan Documents with respect to the related Mortgage Loan, including all origination and credit files concerning the related Mortgagor(s).
Section 4.02        Independent Evaluation

Prior to the sale of the Participation Interests to the Investor, the Company and the Investor each have been responsible for independently evaluating all aspects of the related Mortgage Loan. Neither the Company nor the Investor (i) shall be liable or responsible for any representations or warranties made by, or for obligations binding upon or assumed by, any Mortgagor or anyone else; or (ii) make any representation or warranty other than as set forth in Section 3.01 hereof; or (iii) shall have any right of recourse against the other party hereto other than as set forth herein.
Section 4.03        Transfer of Participation Interests

The Investor may transfer any Participation Interest to a third party, whereupon such transferee shall have all of the rights and obligations of the Investor hereunder with respect to such Participation Interest and all references to the “Investor” in this Agreement shall refer to such transferee, but solely to the extent applicable to such Participation Interest; provided that such transferee shall be subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken by the Investor under this Agreement, with respect to such Participation Interest or otherwise, prior to receipt by the Company of written notice of the transfer of such Participation Interest to such transferee. The Investor shall notify the Company in writing no later than five (5) business days prior to any such transfer.
The Investor shall further have the right to pledge any Participation Interest as collateral in connection with obtaining financing from a third party.
ARTICLE V

SERVICING OF LOANS OWNED BY INVESTOR

Section 5.01Mortgage Servicing on Behalf of the Investor

During the term of this Agreement, Servicer shall service the Mortgage Loans on behalf of, and in the best interests of, the Investor pursuant to the terms and conditions of the Servicing Agreement.

ARTICLE VI

SALE OF PARTICIPATION INTERESTS

Section 6.01	Sale in connection with sale of Mortgage Loan

a.
Subject to subsection (b) below, if the Investor determines that a third party (including a trust or other securitization vehicle) is willing to purchase the Mortgage Loan related to any Participation Interest and the Investor so requests, the Company agrees to facilitate the sale of the Mortgage Loan, and the transfer of the related servicing rights, if applicable, on the Investor’s behalf, as follows: The Company shall (i) purchase such Participation Interest from the Investor for a price equal to the purchase price paid to the Company by the third party purchaser for the related Mortgage Loan (the “Pass-Through Amount”) less, if the Servicer is not retained as the servicer by the third party purchaser, the Servicing Rights Value, and (ii) sell the related Mortgage Loan to such third party; provided, however, that the Company shall have no obligation to purchase such Participation Interest from the Investor in the event that the sale of the related Mortgage Loan to such third party is not consummated other than by reason of the Company’s failure to satisfy its obligations hereunder. Upon consummation of the sale to the third party purchaser, the Investor shall automatically be deemed to have transferred such Participation Interest to the Company without the necessity of any further action by either party. The Company shall hold the Pass-Through Amount in trust for the benefit of the Investor and shall pay such amount to the Investor no later than five (5) business days following the Company’s receipt of the purchase price from the third party purchaser. As promptly as possible after any such purchase by the Company, the Company shall cause the Servicer to reflect the transfer of the related Mortgage Loan to the third party purchaser on its system of record.

b.
If the Investor’s request that the Company facilitate a sale as contemplated by subsection (a) above includes a Mortgage Loan that is either (1) delinquent by more than thirty (30) days; or (2) has been modified due to borrower default or financial difficultly, then notwithstanding the provisions of subsection (a), such sale shall not be structured as a sale by the Investor of the Participation Interest to the Company and the sale by the Company of the whole Mortgage Loan to the third-party, but instead as a sale by each of the Company and the Investor directly to the third-party of their respective interests in the Mortgage Loan, in which case the third-party proceeds attributable to the servicing rights would be delivered directly to Company and the remaining third-party proceeds would be delivered directly to Investor. Notwithstanding the foregoing, a third-party purchaser may make a single wire transfer to either the Company or the Investor, and the Company or the Investor, as applicable, will segregate such other party’s funds in trust for their benefit, and transfer such funds to the other party no later than ten (10) business days following the third-party’s purchase of the Mortgage Loan.

c.
For the avoidance of doubt, the Company hereby acknowledges and agrees that it shall release its interests in each Mortgage Loan sold to a third party pursuant to this Section 6.01 simultaneously with the consummation of each such sale.

d.
In the event that the Company is subsequently obligated to repurchase a Mortgage Loan from a third party purchaser (or any assignee thereof) pursuant to a transaction described in subsection (a) above as a result of a breach of any representation or warranty with respect to the related Mortgage Loan made by the Company to such third party at the time of sale to such third party other than a breach (i) which would also constitute a breach by the Company of a representation and warranty in Section 3.01 or (ii) caused by an event or circumstance for which (x) the Company would be obligated to indemnify the Investor under Section 8.01 of this Agreement or (y) the Servicer would be obligated to indemnify the Investor under Section 8.01 of the Servicing Agreement, the Company shall repurchase the Mortgage Loan directly from the third party. Upon repurchase of the related Mortgage Loan by the Company, the Investor shall repurchase the related Participation Interest from the Company for a price equal to the Investor Repurchase Price for such Participation Interest less the Servicing Rights Value. Upon payment by the Investor to the Company of such amount, the Company shall automatically be deemed to have retransferred such Participation Interest to the Investor without the necessity of any further action by either party. Upon such repurchase by the Investor and boarding of the related Mortgage Loan to the system of record, the Company shall cause the Servicer to reflect on its system of record the Investor as the owner of a 100% participation interest in the related Mortgage Loan.

e.
In the event that the Company and Investor are subsequently obligated to repurchase a Mortgage Loan from a third party purchaser (or any assignee thereof) pursuant to a transaction described in subsection (b) above as a result of a breach of any representation or warranty with respect to the related Mortgage Loan made by the Company and Investor to such third party at the time of sale to such third party other than a breach (i) which would also constitute a breach by the Company of a representation and warranty in Section 3.01 or (ii) caused by an event or circumstance for which (x) the Company would be obligated to indemnify the Investor under Section 8.01 of this Agreement or (y) the Servicer would be obligated to indemnify the Investor under Section 8.01 of the Servicing Agreement, each of the Company and the Investor shall repurchase directly from the third-party their respective interest in the related Mortgage Loan. Upon such repurchase by the Investor and the Company, and boarding of the related Mortgage Loan to the system of record, the Company shall cause the Servicer to reflect on its system of record the Investor as the owner of a 100% participation interest in the related Mortgage Loan.

f.
In the event that the Investor or the Company is subsequently obligated to repurchase a Mortgage Loan from a third party purchaser (or any assignee thereof) pursuant to a transaction described in subsections (a) or (b) above as a result of a breach of any representation or warranty with respect to the related Mortgage Loan made by the

Investor and/or the Company to such third party at the time of sale to such third party, and such breach (i) would also constitute a breach by the Company of a representation and warranty in Section 3.01 or (ii) was caused by an event or circumstance for which (x) the Company would be obligated to indemnify the Investor under Section 8.01 of this Agreement or (y) the Servicer would be obligated to indemnify the Investor under Section 8.01 of the Servicing Agreement, the Company shall repurchase the Mortgage Loan directly from the third party.

ARTICLE VII

BUYDOWNS

Section 7.01	Application of Buydown Loans

With respect to each Buydown Mortgage Loan, the Company has transferred to the Servicer all temporary Buydown Funds received by the Company at the Mortgage Loan closing, less any amounts which have already been credited pursuant to the related Buydown Agreement.
ARTICLE VIII

THE COMPANY

Section 8.01	Indemnification; Third Party Claims

The Company agrees to indemnify the Investor and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Investor may sustain in any way related to the failure of the Company to perform its duties in strict compliance with the terms of this Agreement. The Company shall immediately notify the Investor if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Investor in respect of such claim. The Investor shall promptly reimburse the Company for all amounts advanced by the Company pursuant to the preceding sentence except when the claim is in any way related to the failure of the Company to comply with Section 3.01, in which case the Company shall be reimbursed on a pro rata basis.
Section 8.02        Limitations on Liability of the Company and Others

Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Investor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such director, officer, employee or agent against any breach of warranties or representations made herein, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be reimbursed to the Company pursuant to this Agreement.
Section 8.03        Company Not to Resign

The Company shall not resign from the obligations and duties hereby imposed on it except (a) by mutual consent of the Company and the Investor or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination under clause (b) permitting the resignation of the Company shall be evidenced by an opinion of counsel to such effect delivered to the Investor which opinion of counsel shall be in form and substance acceptable to the Investor. No such resignation shall become effective until successor shall have assumed the Company’s responsibilities and obligations hereunder in the manner provided in Section 11.01.
ARTICLE IX

[Reserved.]
ARTICLE X

TERMINATION

Section 10.01	Termination

The obligations and responsibilities of the Company shall terminate upon repurchase or liquidation of all the Mortgage Loans pursuant to Section 10.02 below, or upon the mutual consent of the Company and the Investor in writing.
ARTICLE XI
MISCELLANEOUS PROVISIONS
Section 11.01        Successor to the Company

Prior to termination of Company’s responsibilities and duties under this Agreement pursuant to Section 8.03, or 10.01, the Investor (or its designee) shall succeed to and assume all of the servicing responsibilities, rights, duties and obligations under this Agreement. In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall not take any action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned Sections shall not become effective until the Investor (or its designee) can take over as successor pursuant to this Section and shall in no event relieve the Company of any liability incurred under this Agreement prior to such removal or of the representations and warranties made pursuant to Section 3.01 and the remedies available to the Investor under Section 3.03, it being understood and agreed that the provisions of such Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.
Section 11.02        Amendment

This Agreement may be amended from time to time by the Company with the written consent of the Investor.
Section 11.03        Duration of Agreement

This Agreement shall continue in existence and effect until terminated as herein provided.
Section 11.04        Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
Section 11.05        Notices

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed, postage prepaid, to:

a.	in the case of the Company:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa 50328-0001
Attention: Legal Department, MAC N0001-11B

or such other address as may hereafter be furnished to the Investor in writing by the Company; or

b.	in the case of the Investor:
Wells Fargo Real Estate Investment Corporation
550 S/ 4th Street, Floor 7
Minneapolis, MN 55415-1529
Attention: Nicholas Malz, MAC N9310-075

or such other address as may hereafter be furnished to the Company in writing by the Investor.
Section 11.06        Severability of Provisions

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such invalidity of such covenants, agreements, provisions or terms of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 11.07        No Partnership

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Investor.
Section 11.08        Automatic Assignment / Assumption

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Investor and their respective successors and assigns.
[Signatures Follow]

IN WITNESS WHEREOF, the Company and the Investor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

The Company:
WELLS FARGO BANK, N.A.

By:
Name:
Title:

The Investor:
WELLS FARGO REAL ESTATE INVESTMENT CORPORATION
By:
Name:
Title:

(Signature Page - Loan Participation Agreement)

SCHEDULE I

MORTGAGE LOAN SCHEDULE

EXHIBIT “A”
Contents of Each Mortgage Loan File
With respect to each Mortgage Loan, the Mortgage Loan Documents shall include each of the following items:

1.
Mortgage Note: As to each Mortgage Loan, the original Mortgage Note, to the extent available, endorsed "Pay to the order of ____________________, without recourse" and signed by an authorized officer. Provided that a Mortgage Note may not include a chain of endorsements identical to that of the intervening assignments of Mortgage with respect to such Mortgage Note, that does not affect the enforceability of such Mortgage Note.

2.	Mortgage: As to each Mortgage Loan, the original Mortgage or a copy of such Mortgage, to the extent available.

3.	Assignment of Mortgage: As to each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment “in blank” or to the Company, signed by an authorized officer.

4.
Intervening Assignments: As to each Mortgage Loan, the originals or copies of all intervening assignments of Mortgage, if any and to the extent available. Provided that, intervening assignments of Mortgage may not be identical to the chain of endorsements with respect to such Mortgage Note, that do not affect the validity of such intervening assignments of Mortgage. Intervening Assignments may be executed or issued electronically, as customary in the industry, and are considered to be original documents.

5.	Modifications: As to each Mortgage Loan, the originals or copies of all assumption, modification, consolidation or extension agreements, if any and to the extent available.

6.	Intervening Endorsements: As to each Mortgage Loan, all intervening endorsements to the Mortgage Note, to the extent available.

7.
Power of Attorney: As to each Mortgage Loan, if the related Mortgage Note or Mortgage was executed pursuant to a power of attorney or other instrument that authorized or empowered such Person to sign, the original or copy of such power of attorney.

8.
Title Insurance Policy. As to each Mortgage Loan, the original or copy (which may be in electronic form) of the mortgagee title insurance policy (or, in lieu thereof, a commitment to issue such title insurance policy) or attorney’s opinion of title and abstract of title, to the extent available.

EXHIBIT B
Contents of Mortgage Loan Schedule/Servicing System Data Elements

(i) The state and zip code where the Mortgaged Property is located.
(ii) The first payment due date
(iii)Original loan amount
(iv) The Mortgage Interests Rate
(v) Amortization term
(vi) Maturity date